Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF GREAT CHINA MANIA HOLDINGS, INC.
PURSUANT TO§ 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kwong Kwan Yin, Roy, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Great China Mania Holdings, Inc.;

2.   Based on my knowledge, this report does   not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in   light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based   on   my   knowledge,   the   financial   statements,   and   other   financial   information   included   in   this   report,   fairly   present   in   all   material   respects   the   financial condition,   results   of   operations   and   cash flows of the registrant as of, and for, the periods presented in this quarterly report

4.   I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)   designed such   disclosure   controls   and   procedures, or   caused   such   disclosure   controls   and   procedures   to   be   designed   under   our   supervision,   to   ensure   that   material   information   relating   to the   registrant,   including   its   consolidated   subsidiaries,   is   made   known   to   us   by   others   within   those   entities, particularly during the period  in which  this report is being prepared;

b)   designed   such   internal   control   over   financial   reporting,   or   caused   such   internal   control   over   financial   reporting   to   be   designed   under   our   supervision,   to   provide   reasonable   assurance   regarding   the reliability of financial reporting and the preparation  of  financial  statements  for  external purposes   in   accordance   with   generally   accepted   accounting principles;

c)   evaluated   the   effectiveness   of   the   registrant's   disclosure   controls   and   procedures   and   presented   in   this   report   our   conclusions   about   the   effectiveness   of   the   disclosure   controls   and   procedures, as   of   the end of the period covered by this report based on such evaluation; and

d) disclosed in  this report any change in the registrant's internal control over financial reporting that occurred   during   the   registrant's   most   recent   fiscal   quarter   (the registrant's   fourth   fiscal   quarter   in   the case of an quarterly report) that has materially  affected,  or  is  reasonably  likely  to  materially affect,   the   registrant's   internal   control   over   financial   reporting;   and

5.   I have   disclosed,   based   on   our   most recent   evaluation   of   internal   control   over   financial   reporting,   to   the   registrant's   auditors   and   the   audit   committee   of   registrant's   board   of   directors   (or   persons   performing   the equivalent functions):

a)   All   significant   deficiencies   and   material   weaknesses   in   the   design   or   operation   of   internal   control   over financial reporting which are reasonably likely to adversely affect the registrant's ability to record,   process,   summarize   and   report   financial   information;   and

b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in   the registrant's internal control over financial reporting.

Date: May 15, 2014

/s/ Kwong Kwan Yin Roy
Kwong Kwan Yin Roy
Chief Financial Officer